PULASKI FINANCIAL REPORTS 44% INCREASE IN
THIRD FISCAL QUARTER EPS

•	Diluted EPS were $0.36 in June 2015 quarter versus $0.25 in same quarter last year and $0.88 for nine months ended June 30, 2015 versus $0.61 last year

•	Annualized return on average assets improved to 1.22% in June 2015 quarter compared with 0.95% in last year’s quarter

•	Annualized return on average common equity for June 2015 quarter increased to 14.46% versus 10.89% in June 2014 quarter

•	Mortgage revenues up sharply from prior year quarter on increases in loans originated for home purchase and refinancing activity combined with an improvement in the net profit margin

•	Net interest income increased 5% over prior year quarter as the result of substantial growth in average loan balances partially offset by a decline in the net interest margin

•	Loan portfolio balance at June 30, 2015 up 7% from same time last year, and up 6% from March 31, 2015 on increases in commercial and residential loans

•	Deposits increased 3% from March 31, 2015 on substantial growth in retail and municipal and public entity deposits

•	Additional 9% decrease in the balance of non-performing assets from March 31, 2015 dropped the ratio of non-performing assets to total assets to 1.59%

•	Book value per common share grew to $9.94 at June 30, 2015 from $9.67 at March 31, 2015

•	The Company received an additional $1.3 million final insurance settlement related to a fraud perpetrated against the Company by one of its commercial loan customers in a prior year

ST. LOUIS, July 28, 2015 —Pulaski Financial Corp. (Nasdaq Global Select: PULB, the “Company”) reported net income available to common shareholders for the quarter ended June 30, 2015 of $4.4 million, or $0.36 per diluted common share, compared with $2.8 million, or $0.25 per diluted common share, for the same quarter last year.  For the nine months ended June 30, 2015, net income available to common shareholders was $10.6 million, or $0.88 per diluted common share, compared with $6.9 million, or $0.61 per diluted common share, for the same period last year.

The Company reported another quarter of significantly higher returns compared with the same prior-year quarter.  The annualized return on average assets increased to 1.22%, up 27 basis points from 0.95% reported in last year’s quarter.  The annualized average return on common equity increased to 14.46%, up 357 basis points from 10.89% reported for the quarter ended June 30, 2014.

Earnings for the quarter were marked by a 150% increase in mortgage revenues over the same quarter last year, as the demand for loans to finance home purchases remained strong.  The Company saw a 49% increase in loans to finance home purchases compared with last year’s quarter, representing the highest purchase money mortgage volume in over five years.  In addition, low market interest rates continued to fuel strong customer demand for loans to refinance existing mortgages.

Also increasing non-interest income during the June 2015 quarter was a $1.3 million payment received by the Company under its fidelity bond, which was related to an elaborate fraud perpetrated against the Company by one of its commercial loan customers in a prior year. This was equivalent to $0.07 per average diluted share after tax and represented the Company’s final settlement with its insurance carrier.  The Company previously recorded a $688,000 insurance recovery in the quarter ending December 31, 2014 bringing the total amount of insurance settlement for this matter to $2.0 million, or $0.11 per average diluted share.

Net interest income for the quarter was up 5% from the June 2014 quarter as the Company benefited from substantial growth in portfolio loans and residential mortgage loans held for sale.  This growth more than offset a decline in the net interest margin that resulted primarily from market driven declines in loan rates.  The total balance of portfolio loans increased 6% from March 31, 2015 as the result of an increase in commercial loans and residential real estate loans.

The Company continued to be successful in raising deposits while carefully managing the total cost of deposits.  Total deposits increased 3% during the quarter, while the weighted average period-end cost of total deposits increased to 0.36% at June 30, 2015 from 0.34% at March 31, 2015.

Gary Douglass, President and Chief Executive Officer, commented, “We are very pleased with our quarterly results driven by strong loan portfolio growth, significant growth in mortgage-related revenues and a continuation of low net credit costs.”

Douglass concluded, “We expect to end our fiscal year with another strong earnings performance which should approximate the earnings reported in the current quarter, exclusive of the insurance recovery.”

Conference Call Tomorrow

Pulaski Financial’s management will discuss third quarter results and other developments tomorrow, July 29, 2015, during a conference call beginning at 11 a.m. EST (10 a.m. CST).  The call will also be simultaneously webcast and archived for three months at:  http://www.pulaskibank.com/our-story/shareholder-relations/.  Participants in the conference call may dial 877-473-3757, conference ID 67756699, a few minutes before the start time. The call will also be available for replay through August 29, 2015 at 855-859-2056 or 404-537-3406, conference ID 67756699.

About Pulaski Financial

Pulaski Financial Corp., operating in its 93rd year through its subsidiary, Pulaski Bank, N.A., offers a full line of quality retail and commercial banking products through 13 full-service branch offices in the St. Louis metropolitan area.  The Bank also offers mortgage loan products through loan production offices in the St. Louis, Kansas City, and Chicago metropolitan areas, mid-Missouri, southwestern Missouri, eastern Kansas, Omaha, Nebraska and Council Bluffs, Iowa. The Company’s website can be accessed at www.pulaskibank.com.

This news release may contain forward-looking statements about Pulaski Financial Corp., which the Company intends to be covered under the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of the Company. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. You are cautioned that forward-looking statements involve uncertainties, and important factors could cause actual results to differ materially from those anticipated, including changes in general business and economic conditions, changes in interest rates, legal and regulatory developments, increased competition from both banks and non-banks, changes in customer behavior and preferences,  and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, refer to our Annual Report on Form 10-K for the year ended September 30, 2014 on file with the SEC, including the sections entitled "Risk Factors."  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

PULASKI FINANCIAL CORP.
CONDENSED STATEMENTS OF INCOME
(Unaudited)

	(Dollars in thousands except per share data)

	Three Months Ended
	June 30,	March 31,	June 30,
	2015	2015	2014
Interest income	$12,837	$12,037	$12,157
Interest expense	1,428	1,375	1,280

Net interest income	11,409	10,662	10,877
Provision for loan losses	1,000	-	200

Net interest income after provision for loan losses	10,409	10,662	10,677

Mortgage revenues	3,106	2,189	1,245
Retail banking fees	1,078	1,030	1,099
SBA loan sale revenues	97	113	-
Proceeds from insurance settlement	1,325	-	-
Other	444	329	252
Total non-interest income	6,050	3,661	2,596

Salaries and employee benefits	5,233	5,501	4,651
Occupancy, equipment and data processing expense	3,008	2,997	2,762
Advertising	162	194	167
Professional services	486	422	508
FDIC deposit insurance premium expense	265	251	278
Real estate foreclosure (recoveries) losses and expenses, net	85	(159)	(11)
Other	613	523	531
Total non-interest expense	9,852	9,729	8,886

Income before income taxes	6,607	4,594	4,387
Income tax expense	2,254	1,506	1,382
Net income after tax	4,353	3,088	3,005
Preferred stock dividends and premium paid on repurchases	-	-	(201)
Earnings available to common shares	$4,353	$3,088	$2,804

Annualized Performance Ratios
Return on average assets	1.22%	0.91%	0.95%
Return on average common equity	14.46%	10.48%	10.89%
Interest rate spread	3.34%	3.27%	3.58%
Net interest margin	3.43%	3.36%	3.68%

SHARE DATA
Weighted average common shares outstanding - basic	11,896,781	11,805,494	11,023,167
Weighted average common shares outstanding - diluted	12,081,029	12,115,757	11,418,794
Basic earnings per common share	$0.37	$0.26	$0.25
Diluted earnings per common share	$0.36	$0.25	$0.25
Dividends per common share	$0.095	$0.095	$0.095

PULASKI FINANCIAL CORP.
CONDENSED STATEMENTS OF INCOME, Continued
(Unaudited)
	(Dollars in thousands except per share data)

	Nine Months Ended June 30,
	2015	2014

Interest income	$37,098	$35,030
Interest expense	4,177	3,916

Net interest income	32,921	31,114
Provision for loan losses	1,500	900

Net interest income after provision for loan losses	31,421	30,214

Mortgage revenues	6,770	2,784
Retail banking fees	3,163	3,133
SBA loan sale revenues	390	-
Proceeds from insurance settlement	2,013	-
Other	1,091	1,005
Total non-interest income	13,427	6,922

Salaries and employee benefits	15,704	13,416
Occupancy, equipment and data processing expense	8,799	8,122
Advertising	527	473
Professional services	1,405	1,833
FDIC deposit insurance premiums	776	802
Real estate foreclosure (recoveries) losses and expenses, net	3	(296)
Other	1,692	1,474
Total non-interest expense	28,906	25,824

Income before income taxes	15,942	11,312
Income tax expense	5,366	3,701
Net income after tax	10,576	7,611
Preferred stock dividends and premium paid on repurchases	-	(684)
Earnings available to common shares	$10,576	$6,927

Annualized Performance Ratios
Return on average assets	1.02%	0.81%
Return on average common equity	11.98%	9.11%
Interest rate spread	3.31%	3.43%
Net interest margin	3.41%	3.54%

SHARE DATA
Weighted average shares outstanding - basic	11,805,467	10,980,401
Weighted average shares outstanding - diluted	12,072,117	11,373,371
Basic earnings per common share	$0.90	$0.63
Diluted earnings per common share	$0.88	$0.61
Dividends per common share	$0.285	$0.285

PULASKI FINANCIAL CORP.
SELECTED BALANCE SHEET DATA
(Unaudited)

	(Dollars in thousands)

	June 30,	March 31,	September 30,
	2015	2015	2014
Total assets	$1,560,886	$1,383,450	$1,380,096
Loans receivable, net	1,174,557	1,113,271	1,110,861
Allowance for loan losses	16,144	15,704	15,978
Mortgage loans held for sale, net	152,546	101,993	58,139
Investment securities	42,817	45,757	41,431
Capital stock of Federal Home Loan Bank	9,831	4,271	8,268
Cash and cash equivalents	96,592	34,407	81,549
Deposits	1,157,731	1,126,396	1,021,653
Borrowed money	242,623	102,345	210,940
Subordinated debentures	19,589	19,589	19,589
Stockholders' equity - common	119,031	116,449	112,116
Total book value per common share	$9.94	$9.67	$9.31
Tangible book value per common share (1)	$9.61	$9.34	$8.99
Tangible common equity to total assets	7.39%	8.16%	7.86%
Regulatory capital ratios - Pulaski Bank only: (2)
Tier 1 leverage capital (to average assets)	9.83%	10.11%	9.70%
Total risk-based capital (to risk-weighted assets)	12.20%	12.71%	13.46%

(1) Tangible book value per common share represents total common stockholders' equity less goodwill divided by common shares outstanding.
(2) June 30, 2015 regulatory capital ratios are estimated.

	June 30, 2015	March 31, 2015	September 30, 2014
LOANS RECEIVABLE
Single-family residential:
First mortgage	$303,511	$276,731	$273,370
Second mortgage	43,701	40,029	39,555
Home equity lines of credit	76,081	80,961	90,179
Total single-family residential real estate	423,293	397,721	403,104
Commercial:
Commercial and multi-family real estate:
Owner occupied	139,903	129,929	134,609
Non-owner occupied	261,940	261,520	261,948
Land acquisition and development	33,234	32,133	37,052
Real estate construction and development	72,234	62,398	46,777
Commercial and industrial	255,239	238,769	235,297
Total commercial	762,550	724,749	715,683
Consumer and installment	1,736	2,969	4,024
	1,187,579	1,125,439	1,122,811
Add (less):
Deferred loan costs	4,928	4,752	4,669
Loans in process	(1,806)	(1,216)	(641)
Allowance for loan losses	(16,144)	(15,704)	(15,978)
Total	$1,174,557	$1,113,271	$1,110,861

Weighted average rate at end of period	4.00%	4.04%	4.11%

	June 30, 2015		March 31, 2015		September 30, 2014
DEPOSITS	Balance	Weighted Average Interest Rate	Balance	Weighted Average Interest Rate	Balance	Weighted Average Interest Rate
Demand deposits:	(Dollars in thousands)
Non-interest-bearing checking	$198,868	0.00%	$189,107	0.00%	$189,642	0.00%
Interest-bearing checking	224,527	0.12%	231,111	0.12%	222,156	0.10%
Savings accounts	43,015	0.12%	43,041	0.13%	43,640	0.13%
Money market	244,716	0.30%	237,422	0.29%	203,974	0.29%
Total demand deposits	711,126	0.15%	700,681	0.15%	659,412	0.13%

Certificates of Deposit:
Traditional	315,471	0.82%	311,864	0.77%	273,349	0.66%
CDARS	91,149	0.44%	73,876	0.40%	44,794	0.31%
Brokered	39,985	0.41%	39,975	0.42%	44,098	0.39%
Total certificates of deposit	446,605	0.70%	425,715	0.67%	362,241	0.59%
Total deposits	$1,157,731	0.36%	$1,126,396	0.34%	$1,021,653	0.29%

PULASKI FINANCIAL CORP.
RESIDENTIAL MORTGAGE LOAN ACTIVITY
(Unaudited)

RESIDENTIAL MORTGAGE LOANS ORIGINATED FOR SALE

	Nine Months Ended			Nine Months Ended
	June 30, 2015			June 30, 2014
	Mortgage	Home		Mortgage	Home
	Refinancings	Purchases	Total	Refinancings	Purchases	Total
	(In thousands)
First quarter	$94,694	$167,472	$262,166	$29,996	$136,423	$166,419

Second quarter	$209,458	$153,486	$362,944	$24,376	$98,065	$122,441

Third quarter	$161,475	$277,466	$438,941	$28,212	$186,716	$214,928

RESIDENTIAL MORTGAGE LOANS SOLD TO INVESTORS
	Nine Months Ended			Nine Months Ended
	June 30, 2015			June 30, 2014
			Net			Net
	Loans	Mortgage	Profit	Loans	Mortgage	Profit
	Sold	Revenues	Margin	Sold	Revenues	Margin
	(Dollars in thousands)
First quarter	$229,565	$1,474	0.64%	$179,919	$1,033	0.57%

Second quarter	$337,890	$2,189	0.65%	$136,231	$507	0.37%

Third quarter	$387,113	$3,106	0.80%	$188,431	$1,245	0.66%

PULASKI FINANCIAL CORP.
NONPERFORMING ASSETS
(Unaudited)

		(In thousands)

	June 30,	March 31,	September 30,
NON-PERFORMING ASSETS	2015	2015	2014
Non-accrual loans:
Single-family residential real estate:
First mortgage	$2,234	$3,231	$4,026
Second mortgage	623	567	354
Home equity lines of credit	1,373	1,861	1,479
	4,230	5,659	5,859
Commercial:
Commercial and multi-family real estate	374	279	457
Land acquisition and development	-	-	3,734
Commercial and industrial	309	302	348
Total commercial	683	581	4,539
Consumer and installment	-	49	-
Total non-accrual loans	4,913	6,289	10,398

Non-Accrual Troubled debt restructurings: (1)
Current under the restructured terms:
Single-family residential real estate:
First mortgage	6,288	4,825	4,668
Second mortgage	806	1,026	1,126
Home equity lines of credit	986	997	741
Total single-family residential real estate	8,080	6,848	6,535
Commercial:
Commercial and multi-family real estate	3,287	3,385	3,335
Real estate construction and development	13	13	-
Commercial and industrial	339	904	1,102
Total commercial	3,639	4,302	4,437
Consumer and installment	2	6	13
Total current troubled debt restructurings	11,721	11,156	10,985
Past due under restructured terms:
Single-family residential real estate:
First mortgage	1,286	2,087	3,477
Second mortgage	163	492	483
Home equity lines of credit	102	224	395
Total single-family residential real estate	1,551	2,803	4,355
Commercial:
Commercial and multi-family real estate	358	388	669
Land acquisition and development	-	38	38
Real estate construction and development	-	-	39
Commercial and industrial	-	-	488
Total commercial	358	426	1,234
Total past due troubled debt restructurings	1,909	3,229	5,589
Total non-accrual troubled debt restructurings	13,630	14,385	16,574
Total non-performing loans	18,543	20,674	26,972
Real estate acquired in settlement of loans:
Residential real estate	1,162	993	2,631
Commercial real estate	5,063	5,699	3,171
Total real estate acquired in settlement of loans	6,225	6,692	5,802
Total non-performing assets	$24,768	$27,366	$32,774

(1) Troubled debt restructured includes non-accrual loans totaling $13.6 million, $14.4 million and $16.6 million at June 30, 2015, March 31, 2015 September 30, 2014, respectively.
     These totals are not included in non-accrual loans above.

PULASKI FINANCIAL CORP.
ALLOWANCE FOR LOAN LOSSES AND ASSET QUALITY RATIOS
(Unaudited)

	(Dollars in thousands)

	Three Months		Nine Months
	Ended June 30,		Ended June 30,
ALLOWANCE FOR LOAN LOSSES	2015	2014	2015	2014
Allowance for loan losses, beginning of period	$15,704	$16,829	$15,978	$18,306
Provision charged to expense	1,000	200	1,500	900
Charge-offs:
Single-family residential real estate:
First mortgage	227	526	557	1,500
Second mortgage	33	131	280	500
Home equity	424	237	852	1,249
Total single-family residential real estate	684	894	1,689	3,249
Commercial:
Land acquisition and development	-	-	-	1,027
Commercial and industrial	20	-	57	1
Total commercial	20	-	57	1,028
Consumer and installment	45	26	150	81
Total charge-offs	749	920	1,896	4,358
Recoveries:
Single-family residential real estate:
First mortgage	32	199	95	391
Second mortgage	34	19	140	77
Home equity	38	7	168	237
Total single-family residential real estate	104	225	403	705
Commercial:
Commercial and multi-family real estate	67	485	91	778
Land acquisition and development	-	4	8	4
Real estate construction and development	-	-	3	-
Commercial and industrial	12	1	36	472
Total commercial	79	490	138	1,254
Consumer and installment	6	6	21	23
Total recoveries	189	721	562	1,982
Net charge-offs	560	199	1,334	2,376
Balance, end of period	$16,144	$16,830	$16,144	$16,830

	June 30,	March 31,	September 30,
ASSET QUALITY RATIOS	2015	2015	2014
Non-performing loans as a percent of total loans	1.56%	1.84%	2.40%
Non-performing loans excluding current troubled debt
restructurings as a percent of total loans	0.57%	0.85%	1.42%
Non-performing assets as a percent of total assets	1.59%	1.98%	2.37%
Non-performing assets excluding current troubled debt
restructurings as a percent of total assets	0.84%	1.17%	1.58%
Allowance for loan losses as a percent of total loans	1.36%	1.40%	1.42%
Allowance for loan losses as a percent
of non-performing loans	87.06%	75.96%	59.24%
Allowance for loan losses as a percent of
non-performing loans excluding current troubled debt
restructurings and related allowance for loan losses	228.81%	159.70%	97.06%

PULASKI FINANCIAL CORP.
AVERAGE BALANCE SHEETS
(Unaudited)

	(Dollars in thousands)

	Three Months Ended
	June 30, 2015			June 30, 2014
		Interest	Average		Interest	Average
	Average	and	Yield/	Average	and	Yield/
Interest-earning assets:	Balance	Dividends	Cost	Balance	Dividends	Cost
Loans receivable	$1,148,455	$11,587	4.04%	$1,067,823	$11,578	4.34%
Mortgage loans held for sale	119,282	1,148	3.85%	44,718	488	4.36%
Other interest-earning assets	63,126	102	0.65%	71,262	91	0.51%
Total interest-earning assets	1,330,863	12,837	3.86%	1,183,803	12,157	4.11%
Non-interest-earning assets	93,492			87,326
Total assets	$1,424,355			$1,271,129

Interest-bearing liabilities:
Deposits	$959,058	$1,122	0.47%	$831,497	$829	0.40%
Borrowed money	136,051	306	0.90%	133,341	451	1.35%
Total interest-bearing liabilities	1,095,109	1,428	0.52%	964,838	1,280	0.53%
Non-interest-bearing deposits	191,516			184,362
Non-interest-bearing liabilities	17,305			11,576
Stockholders' equity	120,425			110,353
Total liabilities and stockholders' equity	$1,424,355			$1,271,129
Net interest income		$11,409			$10,877
Interest rate spread			3.34%			3.58%
Net interest margin			3.43%			3.68%

	(Dollars in thousands)

	Nine Months Ended
	June 30, 2015			June 30, 2014
		Interest	Average		Interest	Average
	Average	and	Yield/	Average	and	Yield/
Interest-earning assets:	Balance	Dividends	Cost	Balance	Dividends	Cost
Loans receivable	$1,134,114	$34,175	4.02%	$1,032,178	$33,313	4.30%
Mortgage loans held for sale	88,992	2,608	3.91%	44,832	1,419	4.22%
Other interest-earning assets	65,511	315	0.64%	95,800	298	0.41%
Total interest-earning assets	1,288,617	37,098	3.84%	1,172,810	35,030	3.98%
Non-interest-earning assets	88,584			82,343
Total assets	$1,377,201			$1,255,153

Interest-bearing liabilities:
Deposits	$908,212	$3,002	0.44%	$846,434	$2,694	0.42%
Borrowed money	143,904	1,175	1.09%	105,317	1,222	1.55%
Total interest-bearing liabilities	1,052,116	4,177	0.53%	951,751	3,916	0.55%
Non-interest-bearing deposits	192,974			178,502
Non-interest-bearing liabilities	14,382			11,932
Stockholders' equity	117,729			112,968
Total liabilities and stockholders' equity	$1,377,201			$1,255,153
Net interest income		$32,921			$31,114
Interest rate spread			3.31%			3.43%
Net interest margin			3.41%			3.54%

For Additional Information Contact:
Paul Milano
Chief Financial Officer
Pulaski Financial Corp.
(314) 878-2210